UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2021

LIGHTJUMP ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39869	85-2402980
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2735 Sand Hill Road, Suite 110

Menlo Park, CA 94025

(Address of Principal Executive Offices) (Zip Code)

(650) 515-3930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	LJAQU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	LJAQ	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LJAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

LightJump Acquisition Corporation (the “Company”) is filing this Amendment No. 1 to Form 8-K solely to amend the classification of the reported event to be disclosed under Item 8.01 of Form 8-K. The reported event was originally disclosed under Item 5.03 of Form 8-K (the “Original Form 8-K”), filed by the Company with the Securities and Exchange Commission on March 11, 2021. No other changes have been made to the Original Form 8-K.

Item 8.01.	Other Events.

On February 19, 2021, the Company filed a Certificate of Correction to its Amended and Restated Certificate of Incorporation (the “Certificate of Correction”) filed with the Secretary of State of the State of Delaware on January 12, 2021 (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation inadvertently did not include an accurate amount of total shares of common stock and preferred stock due to a clerical error. The Certificate of Correction corrects this error to the Amended and Restated Certificate of Incorporation by listing the accurate total number of common stock and preferred stock. The corrections made by the Certificate of Correction are retroactively effective as of January 12, 2021, the original filing date of the Amended and Restated Certificate of Incorporation.

The foregoing description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction attached as Exhibit 3.1 to the Original Form 8-K.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2021

LIGHTJUMP ACQUISITION CORP.

By:	/s/ Robert Bennett
Name: Robert Bennett Title: Chief Executive Officer

3